Form 8-K - CURRENT REPORT

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) December 6, 2000

                  Winthrop Growth Investors I Limited Partnership
               (Exact name of registrant as specified in its charter)


            Massachusetts             2-84760                 04-2839837
      (State or other jurisdiction  (Commission            (I.R.S. Employer
            incorporation)          File Number)        Identification Number)


                                55 Beattie Place

                              Post Office Box 1089

                        Greenville, South Carolina 29602

                      (Address of principal executive offices)


                         (Registrant's telephone number)

                                 (864) 239-1000

                                       N/A

           (Former name or former address, if changed since last report)






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Item 2.    Acquisition or Disposition of Assets.

The Registrant sold one of its investment properties, Sunflower Apartments, located in Dallas, TX on December 6, 2000. Sunflower Apartments was sold to Breunig Realty Group, Inc., a Texas corporation, an unrelated party, for $6,900,000.

The General Partner is currently evaluating the cash requirements of the Partnership to determine what portion of the net proceeds, if any, would be available to distribute to the partners in the near future.

Item 7.     Financial Statements and Exhibits

(b)   Pro forma financial information.

The  required  pro  forma  financial   information   will  be  provided  in  the
Registrant's quarterly report on Form 10-KSB for the quarter ended December 31, 2000.

(c)   Exhibits

      17(a) Purchase and Sale Contract between  Registrant and Breunig Realty
            Group, Inc. effective December 3, 2000.

      17(b) First Addendum to Purchase and Sale Contract.

      17(c) Second Addendum to Purchase and Sale Contract.

      17(d) Third Addendum to Purchase and Sale Contract.

      17(e) Fourth Addendum to Purchase and Sale Contract.

      17(f) Fifth Addendum to Purchase and Sale Contract.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Winthrop Growth Investors I Limited Partnership

                                 By: Two Winthrop Properties, Inc.
                                     Managing General Partner

                                 By: /s/Patrick J. Foye
                                     Patrick J. Foye
                                     Executive Vice President

                              Date:  December 19, 2000

                                                                   Exhibit 17(a)

                           PURCHASE AND SALE CONTRACT

                                     BETWEEN

                                 DEK ASSOCIATES,

                           a Texas limited partnership

                                    AS SELLER

                                       AND

                           BREUNIG REALTY GROUP, INC.,

                               a Texas corporation

                                  AS PURCHASER

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT ("Purchase Contract" or the "Agreement") is entered into as of the ________ day of September _____, 2000 (the "Effective Date") by and between DEK ASSOCIATES, a Texas limited partnership, having a principal address at 2000 South Colorado Blvd., Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and BREUNIG REALTY GROUP, INC., a Texas corporation, having a principal address at 8144 Walnut Hill Lane, Suite 987, Dallas, Texas 75231 ("Purchaser").

     NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements hereinafter set forth, Seller and Purchaser hereby agree as follows:


                                    RECITALS

R-1. Seller holds fee title to the parcel or parcels of real estate located in Dallas County, Texas, as more particularly described in Exhibit "A" attached hereto and made a part hereof. Improvements have been constructed on the land described in this Recital.

R-2. Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below, (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the "Closing Date" (as hereinafter defined) the Property will be conveyed by special warranty deed to Purchaser.

R-3. Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser, on the terms and conditions set forth below.

R-4. Purchaser intends to make investigations regarding the Property, and Purchaser's intended uses of the Property, as Purchaser deems necessary and desirable.

                                    ARTICLE 1

                                  DEFINED TERMS

      1.1 Unless otherwise defined elsewhere herein, terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this
Article 1 below.

            1.1.1 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State of Texas.

            1.1.2 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.

            1.1.3 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U.S. funds.

            1.1.4    "Deed" has the meaning given such term in Section 7.2.1.1.

            1.1.5 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on Exhibit "B", if any, attached hereto.

            1.1.6 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances (including but not limited to the stoves, refrigerators and dishwashers belonging to Seller which are contained in the individual apartment units leased to Tenants) and other articles of tangible personal property now located on the Land or in the Improvements as of the date of this Purchase Contract and used or usable in connection with any present or future occupation or operation of all or any part of the Property, but only to the extent transferable including, without limitation, the tangible personal property listed on Schedule 1.1.6 attached hereto (subject to such dispositions, substitutions and replacements thereof as are made by Seller in the ordinary course of business from and after the Effective Date). The term "Fixtures and Tangible Personal Property" does not include (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased, by Seller, or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property, or (iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (iv) the property and equipment, if any, expressly identified in Exhibit "C".

     1.1.7 "Improvements" means all buildings and improvements, located on the Land, taken "as is".

            1.1.8 "Land" means all of those certain tracts of land described on Exhibit "A" attached hereto, and all rights, privileges and appurtenances pertaining thereto.

            1.1.9 "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Effective Date for the Property or thereafter entered into as permitted in Section 6.5.

            1.1.10 "Management Contract" means the agreement(s) between Seller and Manager pertaining to the Land and Improvements.

            1.1.11 "Manager" means IRG of Texas, Inc., or one of its affiliates.

            1.1.12 "Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, but only to the extent transferable, excluding, however, (i) receivables, (ii) Property Contracts, (iii) Leases, (iv) Permits, (v) Fixtures and Tangible Personal Property, (vi) Security Deposits, (vii) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (viii) refunds, rebates or other claims, or any interest therein, for periods or events occurring prior to the Closing Date, (ix) utility and similar deposits, (x) insurance or other prepaid items, (xi) Seller's proprietary books and records, and (xii) the Management Contract, except to the extent that Seller receives a credit on the closing statement for any such item. The term "Miscellaneous Property Assets" shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "Sunflower Apartments".

            1.1.13 "Mortgage" shall have the meaning given such term in Section 6.4.

          1.1.14 "Mortgagee" means the current holder of record of the Mortgage.

            1.1.15 "Permits" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller and used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Lease.

            1.1.16 "Permitted Exceptions" means those exceptions or conditions permitted to encumber the title to the Property in accordance with the provisions of Section 6.2.

            1.1.17 "Property" means the Land and Improvements and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, Property Contracts, Leases, Security Deposits, Permits other than Excluded Permits, and the Miscellaneous Property Assets.

            1.1.18 "Property Contracts" means all purchase orders, maintenance, service, or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on 90 days' or shorter Notice, except Leases.

            1.1.19 "Purchase Contract" means this Purchase and Sale Contract by and between Seller and Purchaser.

            1.1.20 "Purchase Price" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property as set forth in Section 3.1.

            1.1.21 "Security Deposits" means all (i) prepaid rent held as security, (ii) security deposits, and (iii) pet deposits, if any, held by Seller under any of the Leases.

            1.1.22 "Seller's Note Obligation" shall mean the promissory note or notes more particularly described on Schedule 1.1.22.

          1.1.23  "Survey"  shall have the meaning  ascribed  thereto in Section
     6.1.

            1.1.24 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

            1.1.25 "Title Commitment" or "Title Commitments" shall have the meaning ascribed thereto in Section 3.1.1.

          1.1.26  "Title  Insurer"  shall have the  meaning set forth in Section
     6.1.

                                    ARTICLE 2

                          PURCHASE AND SALE OF PROPERTY

      2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.

                                    ARTICLE 3

                            PURCHASE PRICE & DEPOSIT

      3.1 The total purchase price ("Purchase Price") for the Property shall be Seven Million and No/100 Dollars ($7,000,000.00), which shall be paid by Purchaser, as follows:

            3.1.1 On the date hereof, Purchaser shall deliver to Stewart Title Company of North Texas ("Escrow Agent" or the "Title Insurer"), a deposit in the sum of Seventy Thousand and No/100 Dollars ($70,000.00), in cash (such sum being hereinafter referred to and held as the "Initial Deposit"). Purchaser and Seller each approve the form of Escrow Agreement attached as Exhibit "D". On or before the last day of the Feasibility Period (and provided that this Agreement has not been terminated by Purchaser), Purchaser shall deposit into escrow with the Escrow Agent the additional sum of Seventy Thousand and No/100 Dollars ($70,000.00) (the "Additional Deposit"). As used herein, the term "Deposit" shall mean, collectively, the Initial Deposit and the Additional Deposit. Seller and Purchaser agree that the amount of One Hundred and No/100 Dollars ($100.00) shall be paid by Purchaser to Seller concurrently with the deposit into escrow of the Deposit, as consideration for Seller's execution and delivery of this Purchase Contract (the "Independent Contract Consideration"). The Independent Contract Consideration is independent of any other consideration or payment provided for in this Purchase Contract and, notwithstanding anything to the contrary herein, is non-refundable in all events.

            3.1.2 The Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit in an interest-bearing bank account acceptable to Seller and Purchaser at one or more federally insured national banking association(s) or such other investment as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.

            3.1.3 If the sale of the Property is closed by the date fixed therefor (or any extension date provided for herein or by the mutual written consent of the parties hereto, given or withheld in their respective sole discretion), monies held as the Deposit shall be applied to the Purchase Price on the Closing Date and the balance of the Purchase Price, less adjustments provided for herein, shall be paid at Closing to Seller in immediately available funds. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to the termination of this Purchase Contract by Purchaser pursuant to Article 5, Article 6, Article 13 or Article 15, or owing to the failure of any conditions precedent set forth in Section 9.1, the Deposit shall be returned and refunded to Purchaser. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to the failure of performance by Seller, Purchaser shall be entitled to the remedy elected by it under and as set forth in ARTICLE 12 hereof.

            3.1.4 If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 below.

                                    ARTICLE 4

                                    FINANCING

      4.1 Purchaser assumes full responsibility to expeditiously and diligently initiate and pursue all steps necessary to obtain the funds required for settlement, and Purchaser's acquisition of such funds shall not be a contingency to the Closing.

                                    ARTICLE 5

                               FEASIBILITY PERIOD

      5.1 Subject to the terms of Section 5.3 below, from the Effective Date until September 22, 2000 (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the Property:

            5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys).

            5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.

            5.1.3 To ascertain and confirm the suitability of the Property for Purchaser's intended use.

            5.1.4 To review all Materials and, at the offices of the Manager located at the Property, to review and copy (at Purchaser's expense) Seller's books and records relating to the Property (other than Seller's proprietary information) and all Leases.

      5.2 The obligations of Purchaser pursuant to this Agreement are expressly conditioned and contingent upon Purchaser's satisfaction with and approval of the Materials and the results of all inspections and tests made by Purchaser pursuant to the provisions of this ARTICLE 5 within the Feasibility Period. If, within the Feasibility Period, Purchaser shall for any reason or no reason, in Purchaser's sole discretion, disapprove or be dissatisfied with any of the "Materials" (as hereinafter defined) or any other aspect of the Property or determine that the Purchaser does not wish to purchase the Property, then Purchaser, may, at its option, terminate this Agreement. This Agreement shall automatically terminate without notice at 5:00 p.m. Dallas, Texas time on the last day of the Feasibility Period, in which event the Deposit shall be returned to Purchaser and neither party shall have any further rights, duties or obligations hereunder, unless, and without regard as to whether Purchaser may be provided an Extended Environmental Feasibility Period (as defined below) pursuant to the provisions of Section 5.6, on or before such time and date Purchaser notifies Seller in writing that Purchaser does not elect to terminate this Agreement pursuant to its rights under ARTICLE 5 hereof. Purchaser's election to not terminate this Agreement pursuant to ARTICLE 5 hereof shall in no manner affect or impair Purchaser's rights to terminate this Agreement pursuant to other provisions or conditions in this Agreement.

      5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in Seller's reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. Purchaser shall exercise commercially reasonable efforts to minimize disruption to the Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain commercial general liability insurance with broad form contractual and personal injury liability endorsements with respect to Purchaser's activities on the Property pursuant to this Section 5.3, with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise. The provisions of this Section shall survive the Closing or termination of this Purchase Contract for a period of one (1) year from the Execution Date.

      5.4 Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property, shall deliver proof of insurance coverage required above to Seller and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants, agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective investors, lenders and engineers.

      5.5 Seller shall deliver to Purchaser within three (3) Business Days from the Effective Date copies of the following (none of which shall include proprietary information of Seller): (a) Seller's form residential lease agreement(s) used at the Property, (b) all Property Contracts, (c) technical, engineering and environmental reports, studies and tests, and other reports in Seller's possession or control relating to the Property and prepared for Seller by third parties, and (d) those items set forth in Schedule 5.5 (collectively, the "Materials"). If the sale of the Property is not closed by the Closing Date, Purchaser shall, within five (5) calendar days, return all such Materials to Seller.

      5.6 Purchaser, at Purchaser's sole cost and expense, may cause to be prepared a Phase I environmental report for the Property. If the Phase I environmental report obtained by Purchaser (the "Phase I Report") recommends that further investigations be undertaken, then Purchaser shall immediately provide to Seller written notice of such fact together with a copy of the Phase I Report, which notice shall state whether Purchaser intends to obtain a Phase II environmental report (a "Phase II Report") (which shall be obtained at Purchaser's sole cost and expense). In the event that Purchaser elects to obtain a Phase II Report incident to the recommendations of the Phase I Report, then, notwithstanding that the Feasibility Period may be expiring and Purchaser may have elected to proceed with the purchase of the Property pursuant to the provisions of Section 5.2 above, Purchaser shall have a period of fifteen (15) days following the last day of the Feasibility Period (the "Extended Environmental Feasibility Period") to receive and review the results and recommendations of the Phase II Report (and for no other purpose), and Purchaser shall immediately initiate its obtainment of the Phase II Report. In the event that Purchaser elects to obtain a Phase II Report, the Extended Environmental Feasibility Period provided under this Section 5.6 shall not constitute an extension of the Feasibility Period, but Purchaser shall have the right to terminate this Purchase Contract at the end of the Extended Environmental Feasibility Period if the Phase II Report indicates the existence of environmental contamination of the Property which is in violation of applicable law and has not been remediated (an "Environmental Violation"), by the giving of written Notice to Seller and Escrow Agent on or before 5:00 p.m., Houston, Dallas time, on the date of the expiration of the Extended Environmental
Feasibility Period, which Notice shall state the nature and extent of the Environmental Violation and shall include a copy of the Phase II Report. If Purchaser exercises its right to terminate this Purchase Contract pursuant to the provisions of this Section 5.6, this Purchase Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's obligations under Section 5.4, and Escrow Agent shall promptly return the Deposit (with all accrued interest thereon) to Purchaser. If Purchaser fails to provide Seller with written Notice of cancellation prior to the end of the Extended Environmental Feasibility Period in strict accordance with the notice provisions of this Section 5.6, this Purchase Contract shall remain in full force and effect and Purchaser shall no longer have any right to terminate this Purchase Contract pursuant to this ARTICLE 5.

                                    ARTICLE 6

                                      TITLE

      6.1 Seller shall promptly cause to be delivered to Purchaser (a) a preliminary title report or commitment (the "Title Commitment"), prepared by Stewart Title Company of North Texas as agent for Stewart Title Guaranty Company (the "Title Insurer"), to issue an Owner's Policy of Title Insurance (the "Title Policy") insuring title to the Property to be good and indefeasible in the amount of the Purchase Price, subject only to the Permitted Exceptions
(described below), together with legible copies of all instruments identified therein as exceptions, and (b) a survey of the Land and Improvements, prepared in accordance with and complying with the minimum requirements of ALTA, in a form, and certified as of a date satisfactory to the Title Insurer to delete standard survey exceptions from the Title Policy, except for any Permitted Exceptions, and (i) showing all improvements, recorded easements (to the extent locatable), set back lines and such other matters shown as exceptions by the Title Commitments; (ii) showing the right of way for all adjacent public streets; (iii) specifically disclosing whether (and, if so, what part of) any of the Property is in an area designated as requiring flood insurance under applicable federal laws regulating lenders; (iv) containing a perimeter legal description of the Property; (v) certified to Purchaser, Purchaser's lender, Seller and Title Insurer as being true and correct; and (vi) certifying the legal description set forth therein as describing the Property to be purchased by Purchaser pursuant to the terms of this Purchase Contract (the "Survey"). On or before ten (10) days following Purchaser's receipt of the Title Commitment, the documents of record reflected therein, and the Survey, Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any conditions of title subject to which Purchaser is not obligated to take the Property pursuant to the provisions of this Purchase Contract (the "Objections") separately specifying and setting forth each such Objection. Seller shall have no obligation to cure any Objection, but may extend the Closing Date for up to an additional thirty (30) days to cure any such matter. If Seller gives Purchaser notice (the "Response Notice") that Seller is unable or unwilling to cure any Objection set forth in the Objection Notice, or if Seller fails to or does not give Purchaser a Response Notice, Purchaser may, as its exclusive remedy, elect by written notice to Seller, within five (5) business days after the Objection Notice is given, either (a) to accept such title as Seller is able to convey without any reduction or abatement of the Purchase Price, or (b) to terminate this Purchase Contract in which event the Deposit shall be returned to Purchaser. If Purchaser fails to give notice of its election to terminate this Agreement within such five (5) business day period, Purchaser shall be deemed to have waived such Objections and to have elected to proceed to close the transactions contemplated by this Purchase Contract.

      6.2 All matters disclosed on the Title Commitment which are not objected to in the Objection Notice as timely delivered or which are waived or deemed waived by Purchaser pursuant to the provisions of Section 6.1 above, and any matter affecting title to the Property, even though not reflected in the Title Commitment if the Title Insurer will insure Purchaser's title clear of the matter or will insure against the enforcement of such matter, shall be deemed to be Permitted Exceptions, other than (a) the Mortgage, (b) unpaid liens for real estate and personal property taxes for years prior to the fiscal year in which the Closing Date occurs and (c) any other matter which Seller is obligated to pay and discharge at the Closing under this Purchase Contract, and the amount thereof chargeable to Seller, plus interest and penalties thereon, if any, shall be deducted from the Purchase Price on the Closing Date and paid to the Title Insurer for the payment of such matters. Purchaser agrees to accept title to the Land and Improvements, so long as the same is indefeasible, and the Deed shall be subject to the Permitted Exceptions.

      6.3 Seller agrees that Purchaser shall be provided with, and that Seller shall be responsible for payment of the basic premium for the issuance of, the Title Policy to be issued to Purchaser by the Title Insurer at Closing, which shall be issued to Purchaser at Closing subject only to the Permitted Encumbrances and standard printed exceptions as contained in a standard form owner policy of title insurance, provided, however, that the rights of parties in possession exception shall be limited to those parties holding under written leases, and the exceptions pertaining to taxes shall be limited to the year in which the Closing occurs and subsequent taxes and assessments for prior years due to change in use or ownership. Purchaser agrees that it shall be solely responsible for payment of all costs, fees and premiums related to all endorsements or amendments thereof.

      6.4 Notwithstanding the foregoing, any deeds of trust and/or mortgages (including any and all mortgages which secure the Seller's Note Obligations) against the Property (whether one or more, the "Mortgage") shall not be deemed Permitted Exceptions, whether Purchaser gives written notice of such or not, and shall be paid off, satisfied, discharged and/or cured by Seller at or before Closing.

      6.5 Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts in the ordinary course of business); any such monetary lien or encumbrance so attaching by voluntary act of Seller (hereinafter, a "Voluntary Intervening Lien") shall be discharged by the Seller at or prior to Closing on the Closing Date or any extended Closing Date. Except as expressly provided in this Article 6, Seller shall not be required to undertake efforts to remove any Objection or other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding, and Seller may elect not to discharge the same; provided, however, if any lien or encumbrance (other than a Voluntary Intervening Lien) attaches to the Property between the date of this Purchase Contract and the Closing Date, Seller shall be required to satisfy or discharge said lien or encumbrance at or prior to the Closing, provided that Seller shall not be required to expend more than $50,000 in connection with such satisfaction or discharge. If the amount required to satisfy or discharge such lien or encumbrance exceeds $50,000, Purchaser shall have the option of either (a) paying the excess amount over $50,000 required to satisfy or discharge such lien, and proceeding to the Closing, or (b) terminating this Purchase Contract, in which case, the Deposit shall be returned and refunded to Purchaser and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3 of this Purchase Contract. Seller shall have no option to terminate this Purchase Contract if Purchaser has elected to pay the amount in excess of $50,000 to satisfy or discharge such lien or encumbrance.

      6.6 Seller and Purchaser shall equally share the costs of the Survey. In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the latter description shall be used in the Deed. Purchaser, at Purchaser's sole cost and expense, may also cause to be prepared an environmental report for the Property.

                                    ARTICLE 7

                                     CLOSING

      7.1 Date, Place Of Closing, Prorations, Delinquent Rent and Closing Costs.

            7.1.1 The Closing shall occur on the later to occur of (a) October 24, 2000, or (b) thirty (30) days following the expiration of the Environmental Feasibility Period (if applicable), through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.

            7.1.2 The Closing Date may be extended without penalty at the option of Seller to a date not later than thirty (30) days following the Closing Date specified in Section 7.1.1 above to satisfy a condition to Closing to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser.

            7.1.3  All  normal  and  customarily  proratable  items,  including, without limitation, rents and other income from the Property ("Rents"), operating expenses, fees payable to governmental authorities and personal property taxes, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied Security Deposits, if any, shall be transferred by Seller to Purchaser at the Closing or Seller shall be given a credit therefor against the Purchase Price, as Seller may elect. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, provided that any payments under the
Property Contracts have been prorated. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The provisions of this Section 7.1.3 shall apply during the Proration Period (as defined below). Rents and all related charges shall be prorated based on actual collections as of the Closing Date.

            7.1.4 If any of the items subject to proration  hereunder  cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.

            7.1.5 If on the Closing Date any Tenant is in arrears in any Rent payment under any Tenant lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time after the Closing Date, and (ii) second, to the period of time before the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. Any monies received by Seller after Closing shall be forwarded to Purchaser for disbursement in accordance with the order of payment provided herein above. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within seven (7) days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this Section 7.1.5 shall apply during the Proration Period.

            7.1.6 Seller shall pay the cost of all transfer taxes (e.g., excise stamp taxes) and Purchaser shall pay the cost of all recording costs with respect to the Closing. Seller and Purchaser shall share equally in the costs of the Escrow Agent for escrow fees but not any other fees and charges of the Title Insurer.

      7.2   Items To Be Delivered Prior To Or At Closing.

            7.2.1 Seller. At Closing, Seller shall deliver to Escrow Agent (for delivery to Purchaser upon the consummation of the Closing), each of the following items, as applicable:

                  7.2.1.1 Special Warranty Deed in the form attached as Exhibit "E" (the "Deed"). The acceptance of such deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.

                  7.2.1.2 A Bill of Sale without recourse or warranty in the form attached as Exhibit "F", covering all Property Contracts, Leases, Security Deposits, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser of, among other things, Seller's obligations thereunder.

                  7.2.1.3 An Assignment (to the extent assignable and in force and effect) without recourse or warranty in the form attached as Exhibit "G" of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

                  7.2.1.4  A closing statement executed by Seller.

                  7.2.1.5 A title affidavit or, at Seller's option, an indemnity, as applicable, in the customary form reasonably acceptable to Seller and Title Insurer to enable Title Insurer to delete the standard exceptions to the title insurance policy to be issued pursuant to the Title Commitment (the "Title Policy") (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing); provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract.

                  7.2.1.6  A  certification  of  Seller's   non-foreign   status
pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

                  7.2.1.7 Except for the items expressly listed above to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives.

                  7.2.1.8 Evidence  that the  Management   Agreement   has  been
terminated.

                  7.2.1.9 A rent roll for the Property, updated to the Closing Date and certified by Seller but limited to Seller's knowledge, listing the monthly base rent payable, lease expiration date and unapplied Security Deposits for each Lease.

                  7.2.1.10 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Seller's authority to consummate this transaction.

                  7.2.1.11 To the extent in Seller's possession or control, originals or copies of the Leases, Property Contracts, Permits (other than Excluded Permits), lease files, warranties, guaranties, operating manuals, keys to the Property and Seller's books and records (other than proprietary information) regarding the Property.

            7.2.2 Purchaser. At Closing, Purchaser shall deliver to the Title Company (for disbursement or delivery to Seller upon Closing) the following items with respect to the Property being conveyed at such Closing:

                  7.2.2.1 The full Purchase Price as required by ARTICLE 3 hereof plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property that Seller is obligated or elects to pay and discharge, Seller may use any portion of the Purchase Price for the Property(s) to satisfy the same, provided that Seller shall have delivered to Title Company, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. The existence of any such liens or encumbrances shall not be deemed objections to title if Seller shall comply with the foregoing requirements.

                  7.2.2.2  A closing statement executed by Purchaser.

                  7.2.2.3 A countersigned counterpart of the Bill of Sale in the form attached as Exhibit "F".

                  7.2.2.4 A countersigned counterpart of the Assignment in the form attached as Exhibit "G".

                  7.2.2.5 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.

            7.2.3 Notice to Tenants. At Closing, Seller and Purchaser shall execute and deliver a letter, dated as of the date of Closing and addressed to all Tenants, informing such Tenants of the transfer of the Property and the assignment of the Leases to Purchaser, together with an instruction to pay all amounts due or to become due under the Leases to Purchaser, including an acknowledgment by Purchaser of receipt of all security deposits (specifying the exact dollar amount of the security deposit) and that Purchaser is responsible for the Tenant's security deposit, and in compliance with Section 92.105 of the Texas Property Code. The letter shall be in the form of Exhibit "I" attached hereto.

      7.3 Related Purchase Contracts. Contemporaneously with the execution of this Purchase Contract, Purchaser is entering into a separate purchase contract (the "Related Contract") to purchase the additional property listed on Schedule
7.3 (the "Related Property") from the seller listed on Schedule 7.3 (the "Related Seller"). Notwithstanding that a separate contract is being entered into for the sale and purchase of the Property and the Related Property, it is the intent of Seller and Purchaser that the Property and the Related Property be purchased, and the closing of such sales and purchases occur, concurrently. Accordingly, in the event that the purchase contract for the Related Property is terminated or cancelled by Seller or Purchaser for any permitted reason, then this Purchase Contract shall also be terminated and the Deposit shall be delivered to the party entitled to receive the Deposit under the Related Contract. In the event that the Related Seller shall be in default under the purchase contract for the Related Property, Purchaser shall have the right, but not the obligation, to terminate this Purchase Contract, and Purchaser shall have the right to a return of the Deposit or to otherwise treat such default as a default under this Purchase Contract in accordance with the provisions of
Article 12 hereof. Any default under a purchase contract between Seller and any Related Party for the purchase of a Related Property shall be deemed a default under this Purchase Contract unless expressly waived in writing by the non-defaulting party.

                                    ARTICLE 8

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

                             OF SELLER AND PURCHASER

      8.1   Representations, Warranties and Covenants Of Seller.

            8.1.1 For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:

                  8.1.1.1 Seller is lawfully and duly organized, and, if applicable, in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract; and has or at the Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Seller is a party or by which Seller is otherwise bound. Seller has not made any other contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property;

                  8.1.1.2 Seller owns indefeasible fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions (provided, however, that if this representation is or becomes untrue and Purchaser has actual knowledge thereof prior to Closing, Purchaser's remedies shall be limited to the right to terminate this Purchase Contract as provided in Section 6.1 and receive a return of the Deposit, and Seller shall have no other liability as a result thereof other than such liability as may exist after Closing under the covenant of title contained in the Deed);

                  8.1.1.3 There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Leases (provided, however, that if this representation is or becomes untrue and Purchaser has actual knowledge thereof prior to Closing, Purchaser's remedies shall be limited to the right to terminate this Purchase Contract as provided in
Section 6.1 and receive a return of the Deposit, and Seller shall have no other liability as a result thereof, either before or after Closing);

                  8.1.1.4 The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely, to Purchaser at Closing, or to fulfill Seller's obligations under this Purchase Contract, and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder;

                  8.1.1.5 Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended;

                  8.1.1.6  To   Seller's   knowledge,   there  are  no  actions,
proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable;

                  8.1.1.7 Seller has no knowledge of any claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property, as applicable, caused by Seller and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property, as applicable;

                  8.1.1.8 To Seller's knowledge, Seller has not received any written notice of any proposed taking, condemnation or special assessment with respect to the Property;

                  8.1.1.9 To Seller's knowledge, Seller has not received any written notice of any uncured violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property;

                  8.1.1.10 Until the Closing Date, Seller agrees to (a) maintain its existing insurance policies covering the Property in full force and effect through the Closing Date, (b) continue to maintain the Property in substantially the same manner as Seller has been operating the Property immediately prior to the Effective Date, and (c) cause any of the units on the Property that are vacant as of three days prior to the Closing Date to be in "make ready" condition on the Closing Date; and

                  8.1.1.11 To Seller's knowledge, all documents relating to the Property that are delivered by Seller to Purchaser in connection with this Purchase Contract, are true, correct and complete in all material respects, and none contain any untrue statement of a material fact or omit to state a material fact.

                  8.1.1.12 To Seller's knowledge, (a) Seller is not in default under any Lease, (b) no rental under any Lease has been collected in advance of the current month except as set forth on the Rent Roll, if any, and there are no concessions, bonuses, free months' rental, rebates or other matters affecting the rental for any Tenant thereunder, except as set forth on the Rent Roll, and
(c) none of the Leases or the rental or other sums payable thereunder has been assigned or otherwise encumbered except pursuant to a collateral assignment to the Mortgagee which will be released at Closing.

                  8.1.1.13 No portion of the Property shall be subject at the Closing to the burdens or obligations of any property management agreement respecting the Property, so that Purchaser shall receive the Property free and clear of any such burdens or obligations.

            8.1.2 Except for the  representations  and warranties  expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the Deed and the representations set forth in this Article 8). If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Except as set forth in this Purchase Contract, Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Except as otherwise set forth herein, Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters.

            8.1.3 Seller agrees that Purchaser shall be entitled to rely on the foregoing representations and warranties made by Seller herein and that Purchaser has so relied. Seller and Purchaser agree that those representations and warranties contained in Section 8.1 shall survive Closing for a period of one (1) year (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to the representations and warranties contained herein except to the extent that Purchaser has filed a lawsuit against Seller during the Survival Period for breach of any representation or warranty. In the event that Seller breaches any representation contained in Section 8.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

            8.1.4 Representations and warranties above made to the knowledge of Seller shall not be deemed to imply any duty of inquiry. For purposes of this Purchase Contract, the term Seller's "knowledge" shall mean and refer to only actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to (a) Harry Alcock, or (b) Celia Huff, of Manager.

            8.1.5 From the Effective Date until the Closing Date or earlier termination of this Purchase Contract, Seller shall:

          (a) Operate the Property in the ordinary course of its business consistent with its past practices;

          (b) Keep, maintain and repair the Property consistent with its past practices;

          (c) Keep, observe and perform its obligations as landlord under the Leases in the ordinary course of its business consistent with its past practices;

            (d) Not enter into any written or oral contracts or other agreements, other than a Lease, with respect to any portion of the Property that will not be fully performed by Seller on or before the Closing Date or that has not been consented to by Purchaser;

          (e) Not alter, amend or otherwise modify or supplement any existing Lease unless in the ordinary course of its business consistent with its past practices;

            (f) Not enter into any new Lease unless on Seller's standard form of lease for a term of less than six (6) months or greater than one (1) year and for not less than the rental rates per unit as reflected on the unit mix rental schedule attached hereto as Schedule 8.1.5;

            (g) Advise Purchaser promptly of any litigation, arbitration or administrative hearing before any governmental agency concerning or affecting the Property which is instituted or threatened after the Effective Date;

            (h) Not take, or omit to take, any action that would have the effect of violating any of the representations, warranties, covenants and agreements of Seller contained in this Purchase Contract;

            (i) From and after the expiration of the later to end of the Feasibility Period or the Environmental Feasibility Period (if applicable), not directly or indirectly, market, negotiate or otherwise attempt to sell or transfer the Property or any part thereof or any ownership interest in Seller, to any third part; and

            (j) Not remove any Fixtures and Tangible Personal Property unless it is replaced with a comparable item of equal quality and quantity as existed as of the time of such removal or unless such disposition, substitution or replacement is made in the ordinary course of business.

      8.2   Representations And Warranties Of Purchaser

            8.2.1 For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

                  8.2.1.1 Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Texas.

                  8.2.1.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's officers or members are required to so empower or authorize Purchaser.

                  8.2.1.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

                  8.2.1.4  Purchaser  is  (or  at  the  Closing  will  be)  duly authorized  to execute  and  deliver,  acting  through  its duly  empowered  and authorized officers and members, respectively, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not (i) violate any of the provisions of its organizational documents, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.

                  8.2.1.5 The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.

            8.2.2 Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property.

                                    ARTICLE 9

                         CONDITIONS PRECEDENT TO CLOSING

      9.1 Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

            9.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser;

            9.1.2 Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date (and Purchaser shall be permitted to perform an inspection of the Property immediately prior to the Closing Date to verify same);

            9.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder;

            9.1.4 Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding or shall have been in the last 6 months a debtor in any bankruptcy proceeding;

          9.1.5 A taking of all or any part of the Property must not have been commenced or threatened in writing;

            9.1.6 The actual occupancy level of the Property shall not have decreased by more than fifteen percent (15%) from the actual occupancy level on the Effective Date;

            9.1.7 Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth above. If any of the above conditions is not satisfied, then notwithstanding anything to the contrary contained in this Purchase Contract, Purchaser may, at its option (a) extend the Closing Date to permit satisfaction of such condition,
(b) waive such condition and proceed to Closing and accept title to the Property with an agreed-upon offset or deduction from the Purchase Price (assuming Seller and Purchaser can agree upon such offset or deduction amount, and neither party has any obligation to come to an agreement), (c) waive such condition and proceed to Closing and accept title to the Property without any offset or deduction from the Purchase Price, or (d) notify Seller of Purchaser's election to terminate this Purchase Contract and receive a return of the Deposit from the Escrow Agent in accordance with the provisions of Article 12 hereof provided, however, that in the case of the failure of the representations and warranties contained in Section 8.1.1.2 (and Purchaser has actual knowledge thereof on or prior to the Closing Date) to be true and correct on the Closing Date, or the failure to satisfy the conditions in Sections 9.1.5 and/or 9.1.6, Purchaser shall have no rights or remedies under the provisions of Article 12 other than to receive a return of the Deposit as its sole and exclusive remedy.

      9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation with respect to the conveyance of the Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

            9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.

            9.2.2 Purchaser shall have fully performed and complied with all covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price.

            9.2.3 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

            9.2.4 Notwithstanding anything to the contrary, there are no other conditions on Seller's obligation to Close except as expressly set forth above. If any of the above conditions is not satisfied, then notwithstanding anything to the contrary contained in this Purchase Contract, Seller may, at its option
(a) extend the Closing Date to permit satisfaction of such condition, (b) waive such condition and proceed to Closing, or (c) notify Purchaser of Seller's election to terminate this Purchase Contract and receive the Deposit from the Escrow Agent (which Seller shall retain as liquidated damages, as its sole and exclusive remedy hereunder, in accordance with the provisions of Article 12 hereof.

                                   ARTICLE 10

                                    BROKERAGE

      10.1 Seller represents and warrants to Purchaser that it has dealt only with Brian O'Boyle of O'Boyle Properties, Inc., 14114 Dallas Parkway, Suite 520, Dallas, Texas 75240 ("Broker") in connection with this Purchase Contract. Seller and Purchaser each represents and warrants to the other that other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party.

      10.2 Seller agrees to pay Broker a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.

      10.3 Broker assumes no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.

      10.4 The Texas Real Estate License Act requires written notice to Purchaser from any licensed real estate broker or salesman who is to receive a commission from Purchaser that Purchaser should have an attorney of its own selection examine an abstract of title to the property being acquired or that Purchaser should be furnished with or should obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser on behalf of Broker.

                                   ARTICLE 11

                                   POSSESSION

      11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's earlier right of entry for inspection as set forth in ARTICLE 5.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

      12.1 In the event Purchaser is obligated, but fails or refuses to close the transaction contemplated by this Purchase Contract, Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's obligations to Seller under Section 5.3, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser so terminates this Purchase Contract or defaults hereunder on or prior to the Closing Date is and shall be, as Seller's sole and exclusive remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment of the Deposit as liquidated damages is not intended as a forfeiture or penalty within the meaning of applicable law and is intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under Section 5.3 above, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Section 5.3 above, and the right of Seller to collect the Deposit as liquidated damages.

      12.2 If the Closing does not occur as a result of Seller's default hereunder, Purchaser's sole remedy shall be to elect to either (a) terminate this Purchase Contract and receive reimbursement of the Deposit or (b) enforce specific performance of this Purchase Contract, provided, however, that in the case of the breach of the representations and warranties contained in Section
8.1.1.2 to be true and correct on the Closing Date, or in the case of the failure of Seller to satisfy the conditions in Sections 9.1.5 and/or 9.1.6, Purchaser shall have no rights or remedies under the provisions of this Section
12.2 other than to receive a return of the Deposit as its sole and exclusive remedy. In the event Purchaser is unable to enforce the remedy of specific performance after using commercially reasonable efforts to seek to enforce such remedy, then in lieu of obtaining specific performance, Purchaser shall have the right to bring suit for damages against Seller in an amount not to exceed $140,000.00 in addition to receiving reimbursement of the Deposit.

                                   ARTICLE 13

                            RISK OF LOSS OR CASUALTY

      13.1 In the event that the Property is damaged or destroyed by fire or other casualty after the Effective Date but prior to Closing, and the cost of repair is more than $300,000, then Seller will have no obligation to repair such damage or destruction and, at Purchaser's option, this Agreement shall terminate. In the event Purchaser elects not to terminate this Agreement, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding any such damage or destruction, and Purchaser shall receive, at Closing all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith), but only to the extent the damage or destruction has not been repaired by Seller out of the insurance proceeds.

      13.2 In the event that the Property is damaged or destroyed by fire or other casualty after the Effective Date but prior to the Closing, and the cost of repair is less than $300,000, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs if they can be reasonably effected before the Closing. If Seller is unable to effect such repairs, then Purchaser shall receive at Closing all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith), but only to the extent the damage or destruction has not been repaired by Seller out of the insurance proceeds.

                                   ARTICLE 14

                           LEAD-BASED PAINT DISCLOSURE

      14.1  Intentionally omitted.

                                   ARTICLE 15

                                 EMINENT DOMAIN

      15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within fifteen (15) days of Purchaser's receipt from Seller of notice of the occurrence of such event and recover the Deposit hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit or any condemnation award.

                                   ARTICLE 16

                                  MISCELLANEOUS

      16.1  Exhibits And Schedules

      All Exhibits and Schedules, whether or not annexed hereto, are a part of this Purchase Contract for all purposes.

      16.2  Assignability

      Subject to Section 16.18, this Purchase Contract is not assignable without first obtaining the prior written approval of the non-assigning party, except that Purchaser may assign all or an undivided interest in this Purchaser Contract to one or more entities so long as (i) either Robert P. Breunig, Purchaser or any of their respective affiliates remains a part of the purchasing entity(ies) and (ii) Purchaser is not released from its liability hereunder.

      16.3  Binding Effect

      This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

      16.4  Captions

      The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

      16.5  Number And Gender Of Words

      Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

      16.6  Notices

      All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or a nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the Fifth (5th) business day following the date of mailing, or (iv) if sent by telecopier, then on the actual date of delivery (as evidenced by a telecopier confirmation) provided that a copy of the telecopy and confirmation is also sent by U.S. mail, addressed as follows:

            If to Seller:                     If to Purchaser:

            DEK Associates                    Breunig Realty Group, Inc.
            2000 South Colorado Boulevard     8144 Walnut Hill Lane
            Tower Two, Suite 2-1000           Suite 987
            Denver, Colorado 80222            Dallas, Texas 75231
            Attn:  Mr. Harry Alcock           Attn: Robert P. Breunig
            Telephone No. (303) 691-4344      Telephone No. (214) 987-1987
            Facsimile No. (303) 691-5662      Facsimile No. (214) 987-2128

                  And                               With a copy to

            DEK Associates                    Liechty & McGinnis, P.C.
            2000 South Colorado Boulevard     10440 N. Central Expressway,
            Tower Two, Suite 2-1000           Suite 1100
            Denver, Colorado 80222            Dallas, Texas 75231
            Attn: Pat Stucker                 Attn:  Kevin McGinnis, Esq.
            Telephone No. (303) 691-4321      Telephone No. (214) 265-0008
            Facsimile No. (303) 692-0786      Facsimile No. (214) 265-0615
                  With a copy to:


            Jackson Walker L.L.P.
            112 E. Pecan
            Suite 2100
            San Antonio, Texas 78205
            Attn:  Eileen E. Scherlen, Esq.
            Telephone No. (210) 978-7784
            Facsimile No. (210) 978-7790

      Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

      16.7  Governing Law And Venue

      The laws of the State in which the Land is located shall govern the validity, construction, enforcement, and interpretation of this Purchase
Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court for the district in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

      16.8  Entirety And Amendments

      This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

      16.9  Severability

      If any provision of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.

      16.10 Multiple Counterparts

      This  Purchase   Contract  may  be  executed  in  a  number  of  identical
counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterpart.

      16.11 Further Acts

      In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated hereby.

      16.12 Construction

      No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

      16.13 Confidentiality

      Purchaser shall not disclose the terms and conditions contained in this Purchase Contract, shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Seller's prospective investors, third party consultants, lenders, attorneys and accountants. Any information provided by Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.

      16.14 Time Of The Essence

      It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.

      16.15 Cumulative Remedies And Waiver

      No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred except as expressly stated otherwise, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.

      16.16 Litigation Expenses

      In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the non-prevailing party its reasonable attorneys' fees and expenses incidental to such litigation.

      16.17 Time Periods

      Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

      16.18 Exchange

      At Seller's sole cost and expense, Seller may structure and consummate the sale of the Property to Purchaser as part of a like-kind exchange (an "Exchange") intended to qualify under ss. 1031 of the Internal Revenue Code of 1986, as amended, provided that: (a) the Closing shall not be delayed or affected by reason of an Exchange; (b) Seller shall effect an Exchange through an assignment of this Agreement, and its rights under this Agreement, to a qualified intermediary; and (c) Purchaser shall not be required to take an assignment of the agreement relating to the exchange property or be required to acquire or hold title to any real property for purposes of consummating an Exchange. Purchaser shall cooperate fully and promptly with Seller's conduct of the Exchange, provided that all costs and expenses generated in connection with the Exchange shall be borne solely by Seller. If Seller uses a qualified intermediary to effectuate the Exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Exchange.

          16.19 No Personal Liability of Officers, Trustees or Directors of Seller's Partners

      Purchaser acknowledges that this Agreement is entered into by Seller which is a Texas limited partnership, and Purchaser agrees that no individual officer, trustee, director or representative of the partners of Seller shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.

     16.20 No Personal Liability of Officers, Trustees or Directors of Purchaser

      Seller acknowledges that this Agreement is entered into by Purchaser which is a Texas corporation and Seller agrees that no individual officer, trustee, director or representative of Purchaser shall have any personal liability under this Agreement or any document executed in connection with this Agreement.

      16.21 No Exclusive Negotiations

      Seller shall have the right, at all times, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Agreement, and that Seller shall not enter into any contract or binding agreement with a third-party for the sale of the Property unless such agreement is contingent on the termination of this Agreement without the Property having been conveyed to Purchaser.

      16.22 DTPA WAIVER.

      IT IS THE INTENT OF SELLER AND PURCHASER THAT THE RIGHTS AND REMEDIES WITH RESPECT TO THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT SHALL BE GOVERNED BY LEGAL PRINCIPLES OTHER THAN THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT. ACCORDINGLY, TO THE MAXIMUM EXTENT APPLICABLE AND PERMITTED BY LAW (AND WITHOUT ADMITTING SUCH APPLICABILITY), PURCHASER HEREBY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, CHAPTER 17, SUBCHAPTER 3 (OTHER THAN SECTION 17.555, WHICH IS NOT WAIVED), TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. FOR PURPOSES OF THE WAIVERS SET FORTH IN THIS AGREEMENT, PURCHASER HEREBY WARRANTS AND REPRESENTS UNTO SELLER THAT (A) PURCHASER HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED UNDER THIS AGREEMENT, (B) PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH SELLER REGARDING THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, (C) PURCHASER IS REPRESENTED BY LEGAL COUNSEL THAT IS SEPARATE AND INDEPENDENT OF SELLER AND SELLER'S LEGAL COUNSEL AND (D) PURCHASER HAS CONSULTED WITH PURCHASER'S LEGAL COUNSEL REGARDING THIS AGREEMENT PRIOR TO PURCHASER'S EXECUTION OF THIS AGREEMENT AND VOLUNTARILY CONSENTS TO THIS WAIVER.

                       [Remainder of Page Intentionally Left Blank]

      NOW WHEREFORE, the parties hereto have executed this Purchase Contract under seal as of the date first set forth above.

                                     Seller:

                                 DEK ASSOCIATES,

                                    a Texas limited partnership

                                    By:   Winthrop Growth Investors I Limited
                                          Partnership, a Massachusetts limited
                                          partnership, its General Partner

                                          By:   Two Winthrop Properties, Inc.
                                                a Massachusetts corporation,
                                                its General Partner

                                          By:
                                                Harry Alcock
                                                Executive Vice President


                                   Purchaser:

                                    BREUNIG REALTY GROUP, INC.,
                                    a Texas corporation

                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                   (Sunflower)

All that certain 8.12 acre lot, tract, or parcel of land situated in the Joseph Prigmore Survey, Abstract No. 1160, and being located in City Block 8107 in the City of Dallas, Dallas County, Texas; and also being the SUNFLOWER APARTMENTS ADDITION, an Addition to the City of Dallas, as recorded in Volume 78044, Page 4725 of the Deed Records of Dallas County, Texas, said 8.1382 acre being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod found at the Southeast corner of said 8.12 acre tract in the Northwest line of Skillman Street;

THENCE South 89 degrees 21 minutes 00 seconds West for a distance of 697.88 feet to a 1/2 inch iron rod found;

THENCE Northerly with the East line of Fair Oaks Crossing and along the arc of a curve to the left having a radius of 492.00 feet and a distance of 48.99 feet;

THENCE North 00 degrees 42 minutes 01 seconds West for a distance of 272.19 feet to a 1/2 inch iron rod found;

THENCE North 08 degrees 25 minutes 59 seconds East for a distance of 51.04 feet to a 1/2 inch iron rod found;

THENCE North 00 degrees 43 minutes 37 seconds West for a distance of 25.58 feet to an X set;

THENCE North 89 degrees 17 minutes 20 seconds East for a distance of 1025.09 feet to an X found;

THENCE Southerly with an arc of a curve to the right having a radius of 25.00 feet and a distance of 58.92 feet to a 1/2 inch iron rod set at a point of tangency in the Northwest line of Skillman Street (a 120.00 foot R.O.W.);

THENCE South 44 degrees 16 minutes 56 seconds West for a distance of 501.74 feet to the POINT OF BEGINNING;

Together with and subject to covenants, easements, and restrictions of record, said property contains 8.12 acres (353,851 square feet) of land more or less.

                                    EXHIBIT B

                            LIST OF EXCLUDED PERMITS

                             To Be Inserted, If Any

                                    EXHIBIT C

                  LIST OF EXCLUDED PERSONAL PROPERTY OR EQUIPMENT

1.____ Any "Buyer's Access" computers and related software.

                                    EXHIBIT D

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT ("Escrow Agreement") made this _____day of September, 2000 by and among DEK ASSOCIATES, a Texas limited partnership ("Seller"), and BREUNIG REALTY GROUP, INC., a Texas corporation ("Purchaser"); and STEWART TITLE COMPANY OF NORTH TEXAS ("Escrow Agent");

                                   WITNESSETH:

      Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the ________ day of September, 2000; and

      Whereas, the Purchase Contract requires that Purchaser provide an initial deposit in the amount of Seventy Thousand and No/100 Dollars ($70,000.00) in cash (the "Initial Deposit") and, in the event of the continuation of the Purchase Contract beyond the Feasibility Period (as defined therein), an additional deposit of Seventy Thousand and No/100 Dollars ($70,000.00) (the "Additional Deposit") (the Initial Deposit and Additional Deposit being collectively referred to as the "Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller; and

      Now, therefore, the parties agree to the following:

1.____Establishment of Escrow. Escrow Agent hereby acknowledges receipt of Seventy Thousand and No/100 Dollars ($70,000.00) in cash (constituting the Deposit), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract.

2.____Investment of Escrow Fund. All funds received by Escrow Agent, including the Deposit (collectively, the "Escrow Fund"), shall be held in insured accounts and invested in an interest-bearing bank account acceptable to Seller and Purchaser at one or more federally insured national banking association(s) or such other investment jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth below.

3.____Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above and (a) if the sale of the Property is closed by the date fixed therefor (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall deliver the Escrow Fund to Seller in immediately available funds by wire transfer in accordance with the instructions of Seller on the Closing Date as set forth in the Purchase Contract, (b) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Escrow Agent shall return and refund the Escrow Fund to Purchaser, (c) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall give Notice to the Escrow Agent and Seller and in such Notice shall state whether it elects as its remedy return of the Escrow Fund or specific performance of the Purchase Contract; if Purchaser elects return of the Escrow Fund, Escrow Agent shall return and refund the Escrow Fund to Purchaser, (d) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Escrow Agent shall forthwith deliver the Escrow Fund in immediately available funds by wire transfer in accordance with the instructions of Seller, and (e) if Purchaser shall have canceled the Purchase Contract on or before the expiration of the Feasibility Period (as defined in the Purchase Contract), the Escrow Agent shall return and refund the Escrow Fund to Purchaser.

      If on or prior to the termination of this Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to herein, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within ten (10) days after receipt of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

      When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate.

4.____Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and (ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of the Escrow Fund in dispute.

5.____No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.

6.____Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement.

7.____Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund in accordance with the joint written instructions signed by Seller and Purchaser.

8.____Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, or sent by facsimile transmission (with a copy of the facsimile confirmation and the facsimile transmission also sent by U.S.
Mail) and addressed as set forth below:

            If to Seller:                     If to Purchaser:

            DEK Associates                    Breunig Realty Group, Inc.
            2000 South Colorado Boulevard     8144 Walnut Hill Lane
            Tower Two, Suite 2-1000           Suite 987
            Denver, Colorado  80222           Dallas, Texas 75231
            Attn:  Mr. Harry Alcock           Attn: Robert P. Breunig
            Telephone No. (303) 691-4344      Telephone No. (214) 987-1987
            Facsimile No. (303) 692-0786      Facsimile No. (214) 987-2128

            ______And                         ______With a copy to

            AIMCO                             Liechty & McGinnis, P.C.
            2000 South Colorado Boulevard     10440 N. Central Expressway,
            Tower Two, Suite 2-1000           Suite 1100
            Denver, Colorado  80222           Dallas, Texas  75231
            Attn:  Mr. Pat Stucker            Attn:  Kevin McGinnis, Esq.
            Telephone No. (303) 691-4321      Telephone No. (214) 265-0008
            Facsimile No. (303) 692-0786      Facsimile No. (214) 265-0615

                  With a copy to              If to Escrow Agent:

             Jackson Walker L.L.P.            Stewart Title Company of
            112 E. Pecan                      North Texas
            Suite 2100                        15950 Dallas Parkway
            San Antonio, Texas 78205          Suite 100
            Attn:  Eileen E. Scherlen, Esq.   Dallas, Texas 75248
            Telephone No. (210) 978-7784      Attn: Ms. Rhonda Bosta
            Facsimile No. (210) 978-7790      Telephone No. (972) 308-8087
                                              Facsimile No.  (972) 715-5635

      Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, requests, demands and other communications shall be deemed to have been delivered (i) as of the day of receipt, in the case of personal delivery, or
(ii) as of the day of receipt or attempted delivery date in the case of delivery by air courier, or (iii) as of the date of receipt or first attempted delivery, as evidenced by the return receipt card, in the case of mailing by certified or registered United States mail.

9. Fee. Escrow Agent shall receive a fee of $300.00 for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or paid in connection with carrying out its duties hereunder, the payment of all amounts to be shared equally by Purchaser and Seller equally, and not out of the Escrow Fund. Non-payment of such fee by Purchaser shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement.

10. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.

11. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.

13. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to Seller or Purchaser for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.

14. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.

15. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

16.   Time of Essence.  Time is of the essence of this Escrow Agreement.

17. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties. In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed under seal on its behalf by duly authorized persons, all as of the day and year first above written.

                                     Seller:

                                 DEK ASSOCIATES,

                                    a Texas limited partnership

                                    By:   Winthrop Growth Investors I Limited
                                          Partnership, a Massachusetts limited
                                          partnership, its General Partner

                                          By:   Two Winthrop Properties, Inc.
                                                a Massachusetts corporation,
                                                its General Partner

                                          By:
                                               Harry Alcock
                                               Executive Vice President

                                   Purchaser:

                                    BREUNIG REALTY GROUP, INC.,

                                    a Texas corporation

                                    By:
                                    Name:
                                    Title:


                                  Escrow Agent:

                                    STEWART TITLE COMPANY OF NORTH TEXAS

                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT E

                          FORM OF SPECIAL WARRANTY DEED

                                     (TEXAS)

THE STATE OF TEXAS          ss.
                            ss.
COUNTY OF DALLAS            ss.

      DEK ASSOCIATES, a Texas limited partnership ("Grantor"), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged and confessed, has GRANTED and CONVEYED, and by these presents does GRANT and CONVEY unto ____________________________, a _____________________ ("Grantee"), its legal representatives, successors and assigns forever, all those certain lots, tracts or parcels of land in Dallas County, Texas, more particularly described on Exhibit A attached hereto and incorporated herein by this reference for all purposes, together with all the improvements, structures and fixtures situated thereon, and all appurtenances, rights and privileges thereunto attached or in anywise belonging (the "Property");

      EXCEPT THAT, this conveyance is expressly made subject to the Permitted Exceptions described in Exhibit B hereto, to the extent the same are validly existing and applicable to the Property (the "Permitted Encumbrances")

      TO HAVE AND TO HOLD the above described premises unto the said GRANTEE, its successors and assigns forever, and the GRANTOR does hereby bind itself, its successors and assigns to forever warrant and defend said premises unto the said GRANTEE, its successors and assigns against the lawful claims of any person now claiming or to claim the same or any part thereof by through or under Grantor, but not otherwise, subject only to the Permitted Encumbrances.

      In addition, Grantor hereby conveys to Grantee, for the same consideration set forth above and subject to the same consideration set forth above and subject to the Permitted Encumbrances, all of Grantor's right, title and interest, if any, in and to any minerals, oil, gas and other hydrocarbon substances, development rights, air rights, water, water rights, wastewater or other utility rights, water stock relating to the land, strips and gores, streets, alleys, easements, rights-of-way, public ways, or other rights of Grantor appurtenant, abutting or adjoining the Property.

      EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THE GRANT AND CONVEYANCE OF THE PROPERTY IS "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS" OF ANY KIND INCLUDING BUT NOT LIMITED TO ANY MATTER, FACT OR CONDITION PERTAINING TO OR AFFECTED BY ANY APPLICABLE LAW, RULE OR REGULATION PERTAINING TO WATER, AIR, WASTE OR ENVIRONMENTAL PROTECTION (WHETHER ABOVE, WITHIN, UNDER OR ADJACENT TO THE PROPERTY). GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS WARRANTIES, EXPRESS OR IMPLIED, AS TO THE FITNESS, ENVIRONMENTAL COMPLIANCE, HANDICAPPED ACCESSIBILITY LAW COMPLIANCE, ELECTROMAGNETIC FIELD EXPOSURE LEVELS, AREA, CONDITION, QUALITY, QUANTITY,
CHARACTER, SIZE, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, EXPENSES, DESCRIPTION, MERCHANTABILITY OR HABITABILITY OF THE PROPERTY, FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE OR OTHERWISE. GRANTEE, BY ITS ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR, ITS OFFICERS,
DIRECTORS AND TRUSTEES AND THEIR RESPECTIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNEES FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, UNDER CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION (OTHER THAN THE SPECIAL WARRANTY OF TITLE SET FORTH HEREIN) AND/OR ALLEGED REPRESENTATION.

      Grantee, by its acceptance hereof, hereby assumes payment of all standby charges, ad valorem real estate taxes and assessments with respect to the 2000 calendar year and subsequent calendar years not yet due and payable, each to the extent attributable to all or any portion of the Property.

            Grantee's address:      8144 Walnut Hill Lane

                              Suite 987
                               Dallas, Texas 75231

      Executed as of  ____ day of ________________, 2000.



                                 DEK ASSOCIATES,

                                    a Texas limited partnership

                                    By:____Winthrop Growth Investors Limited
                                          Partnership, a Massachusetts limited
                                          partnership, its General Partner

                                    By: Two Winthrop Properties, Inc.,
                                        a Massachusetts corporation,
                                        its General Partner
                                    By:
                                        Harry Alcock
                                        Executive Vice President

THE STATE OF COLORADO ss.
                      ss.
COUNTY OF DENVER      ss.


______This   instrument  was   acknowledged   before  me  on  the  ____  day  of
________________, 2000, by HARRY ALCOCK, Executive Vice-President of Two Winthrop Properties, Inc., a Massachusetts corporation, general partner of Winthrop Growth Investors I Limited Partnership, a Massachusetts limited partnership, general partner of DEK ASSOCIATES, a Texas limited partnership, on behalf of said partnership.

______GIVEN UNDER MY HAND AND SEAL OF OFFICE this the ____ day of _____________, 2000.

                           Notary Public in and for the State of Colorado

                                    EXHIBIT "A"


                                LEGAL DESCRIPTION

                                    EXHIBIT "B"



                             PERMITTED ENCUMBRANCES

                                    EXHIBIT F

                              FORM OF BILL OF SALE

      This Bill of Sale ("Assignment") is executed by DEK ASSOCIATES, a Texas limited partnership ("Seller"), in favor of __________________________, a __________________ ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of September ____, 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit "A" attached thereto and the improvements located thereon (collectively, the "Project").

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. As used herein, the term "Property" shall mean the following property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project:

a. Property Contracts. All of Seller's rights and interests in and to purchase orders, maintenance, service or utility contracts or similar contracts which relate to the ownership, maintenance, construction or repair or operation of the Project, but only to the extent transferable.

b. Leases. All leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project.

c. Security Deposits. All (i) prepaid rent held as security, (ii) security deposits, and (iii) pet deposits, if any, held by Seller under any of the leases assigned pursuant hereto.

d. Licenses and Permits. All of Sellers rights and interests in and to all licenses or permits granted by governmental authorities having jurisdiction over the Project and utilized with respect to the Project.

e. Fixtures and Tangible Personal Property. All of Seller's rights and interests in and to all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Project and owned by Seller), fax machines (to the extent located on the Project and owned by Seller), copiers (to the extent located on the Project and owned by Seller), apparatus, appliances and other articles of tangible personal property now located on the Project or in the improvements thereon and used in connection with any present or future occupation or operation of all or any part of the Project, but only to the extent transferable.

            The term "Property" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

2. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property, subject to any rights of consent as provided therein.

      3. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property and agrees to perform all of the covenants and obligations of Seller thereunder arising on and after the date hereof. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property, pertaining to acts arising on and after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property, pertaining to acts arising prior to the date hereof.

4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

      5. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

6. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Texas.

7. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

9. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties. WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE OF TEXAS.

WITNESS the signatures and seals of the undersigned.

Dated:                  , 2000


                                     Seller:

                                 DEK ASSOCIATES,

                                    a Texas limited partnership

                                    By:   Winthrop Growth Investors I Limited
                                          Partnership, a Massachusetts limited
                                          partnership, its General Partner

                                          By:   Two Winthrop Properties, Inc.
                                                a Massachusetts corporation,
                                                its General Partner

                                          By:
                                                Harry Alcock
                                                Executive Vice President


                                   Purchaser:

                                    BREUNIG REALTY GROUP, INC.,

                                    a Texas corporation

                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT G

                               GENERAL ASSIGNMENT

      This General Assignment ("Assignment") is executed by DEK ASSOCIATES, a Texas limited partnership ("Seller"), in favor of __________________________, a _________ corporation ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of September _____, 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit "A" attached thereto and the improvements located thereon collectively, the "Project"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Contract.

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. As used herein, the term "Miscellaneous Property Assets" shall mean all contract rights, leases, concessions, warranties, plans, drawings, and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, but only to the extent transferable. The term "Miscellaneous Assets" shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "SUNFLOWER APARTMENTS".

2. The term "Miscellaneous Property Assets" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

3. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, subject to any rights of consent as provided therein.

4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

      5. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

6. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Texas.

7. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

9. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties. WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE OF TEXAS.

      WITNESS the signatures and seals of the undersigned.

Dated:  ___________, 2000


                                     Seller:

                                 DEK ASSOCIATES,

                                    a Texas limited partnership

                                    By:____Winthrop Growth Investors Limited
                                          Partnership, a Massachusetts limited
                                          partnership, its General Partner

                                    By: Two Winthrop Properties, Inc.,
                                        a Massachusetts corporation,
                                        its General Partner


                                    By:
                                        Harry Alcock
                                        Executive Vice President

                                   Purchaser:

                                    BREUNIG REALTY GROUP, INC.,

                                    a Texas corporation

                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT H

Tenants at Sunflower Apartments
8401 Skillman Street

Dallas, Texas 75231


                                    Re:   Your lease at the Sunflower Apartments

Dear Tenant:



      Effective as of [date], DEK Associates, a Texas limited partnership ("Seller"), has sold the Sunflower Apartments located at 8401 Skillman Street, Dallas, Texas 75231 (and has assigned your lease) to ______________________, a _______________________ ("Purchaser"). In connection with such sale and assignment, the Purchaser has assumed the Seller's obligations as landlord under your lease and has also been transferred any unapplied and refundable portion of your security deposit(s). The amount of your security deposit is

$------------------------------.



      All rent thereafter due should be made payable to the Purchaser and forwarded to the following address:

      ------------------------

      ------------------------

      ------------------------



      All inquiries you may have should be addressed to the property manager at the address set forth above.

                                Very truly yours,

                                   [Purchaser]

                                 SCHEDULE 1.1.6

                                PERSONAL PROPERTY

1.    Compaq CPU
2.    Hewlitt Packard CPU (w/ US Logic Monitor)
3.    Hewlitt Packard CPU (not being used w/monitor)
4.    Epson 600 Color Printer
5.    Hewlitt Packard 4P Printer
6.    Hewlitt Packard 5P Printer
7.    Oak Desk w/ extension
8.    Oak Desk
9.    White Wash Desk
10.   White Wash Computer Hutch
11.   Credenzas (2)
12.   Oak Credenzas
13.   Konica Copier 2223
14.   Calculators (2)
15.   Cherry Armoire
16.   27" Sharp TV w/ built in VCR
17.   Sharp UX510 Fax Machine
18.   Metal File Cabinets (3)
19.   Taylor Key Machine
20.   Kwikset Keying Kit
21.   Wagoner Power Sprayer
22.   Recovery Machine 1 Bottle / 1 Filter
23.   Back Pack Blower
24.   32' Extension Ladder
25.   Carpet Dryer
26.   Shop Vac
27.   Stair Stepper
28.   Stationary Bicycle
29.   7 Station Multi Gym
30.   35 MM Camera
31.   Motorola Radios w/charger (5)
32.   Microwave
33.   Mini-rooter
34.   18' Ladder
35.   Marble Buffet Table
36.   Marble Coffee Table
37.   Wing Back Chairs (4)
38.   Spider Chairs (2)
39.   Cherry Desk
40.   AT&T Spirit Phones (2)
41.   Book Shelf
42.   No Name Rent Roll Computer w/Digiview Monitor

                                 SCHEDULE 1.1.22

                            SELLER'S NOTE OBLIGATION

      Promissory Note dated January 22, 1996, in the original principal amount of $2,700,000.00, executed by Seller and payable to the order of Nomura Asset Capital Corporation, assigned to LaSalle National Bank by instrument dated March 1, 1996, secured by the Property.

                                  SCHEDULE 5.5

1. Certified rent roll for the most recent month which includes: apartment number, unit type, unit status, tenant names, commencement and termination dates, market rent, lease rent, deposits and details of any concessions or specials.

2. A complete set of all current reports from the Seller's on-site system at the Property.

3. Certified operating statements for the calendar years ending 1997, 1998 and 1999, if available and in Seller's possession, and all completed months of 2000.

4. Copies of the last three (3) years' tax bills, if available and in Seller's possession, and all current tax bills, including, but not limited to, property, personal, rental taxes and special assessments.

5. Statements from each of the utility providers of water/sewer, gas and electricity, summarizing the billing activity for the Property for the twelve (12) months prior to the Effective Date.

6. All site plans, surveys, floor plans and plans and specifications with respect to the Property, if available and in Seller's possession.

7. Copies of all licenses and permits with respect to the ownership and operation of the Property, including, without limitation, certificates of occupancy, if available and in Seller's possession.

SCHEDULE 7.3

Project                               Seller

Crossbridge Apartments                Texas   Apartment    Investors    General
8850 Fair Oaks Crossing               Partnership

Dallas, Texas 75243

                                      SCHEDULE 8.1.5

                                 UNIT MIX RENTAL SCHEDULE

SUNFLOWER APARTMENTS
8401 SKILLMAN STREET

DALLAS, TEXAS

                                    UNIT MIX
  # of             type             size (sf)        rent/mo     rent / sf / mo
  units

   20     1 bed - 1 bath               505            $429            $0.85
   36     1 bed - 1 bath, fp           505            $429            $0.85
   36     1 bed - 1 bath               650            $489            $0.75
   36     1 bed - 1 bath, fp           650            $489            $0.75
   32     1 bed - 1 bath, den          746            $559            $0.75
   32     1 bed - 1  bath,  den,       746            $559            $0.75
          fp
   28     2 bed - 2 bath               988            $669            $0.68
   28     2 bed - 2 bath, fp           988            $669            $0.68

fp    =     fireplace
den   =     den

AVERAGES / TOTALS:

      TOTAL # OF UNITS:                   248

      NET RENTABLE SF (APPROX):                 178,152

      SCHEDULED MONTHLY RENTS:            $132,472

      AVERAGE RENT:                             $534

      AVERAGE RENT / SF:                        $.74

      AVERAGE UNIT SIZE:                        718


CURRENT CONCESSION:                       None

CURRENT OCCUPANCY:                              98 % - 2/00

                                TABLE OF CONTENTS

                                                                           Page

ARTICLE 1  DEFINED TERMS....................................................1

ARTICLE 2  PURCHASE AND SALE OF PROPERTY....................................4

ARTICLE 3  PURCHASE PRICE & DEPOSIT.........................................4

ARTICLE 4  FINANCING........................................................5

ARTICLE 5  FEASIBILITY PERIOD...............................................5

ARTICLE 6  TITLE............................................................8

ARTICLE 7  CLOSING.........................................................10

ARTICLE 8  REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND
            PURCHASER......................................................15

ARTICLE 9  CONDITIONS PRECEDENT TO CLOSING.................................20

ARTICLE 10  BROKERAGE......................................................22

ARTICLE 11  POSSESSION.....................................................22

ARTICLE 12  DEFAULTS AND REMEDIES..........................................22

ARTICLE 13  RISK OF LOSS OR CASUALTY.......................................23

ARTICLE 14  LEAD-BASED PAINT DISCLOSURE....................................23

ARTICLE 15  EMINENT DOMAIN.................................................24

ARTICLE 16  MISCELLANEOUS..................................................24

SCHEDULE 5.5...............................................................56

                                                                  Exhibit 17 (b)

                                 FIRST AMENDMENT

                          TO PURCHASE AND SALE CONTRACT

      THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the 22nd day of September, 2000, by and between DEK ASSOCIATES, a Texas limited partnership ("Seller"), and BREUNIG REALTY GROUP, INC., a Texas corporation ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of September 14, 2000, covering certain parcels of real property located in Dallas County, Texas, as more particularly described in the Purchase Contract.

B. Purchaser and Seller desire to amend the Purchase Contract in certain respects, as set forth below.


C. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

1. The introductory clause of Section 3.1 of the Agreement is hereby amended and restated in its entirety as follows:

            The total purchase price ("Purchase Price") for the Property shall be Six Million Nine Hundred Thousand and No/100 Dollars ($6,900,000.00), which shall be paid by Purchaser, as follows:

2. Section 7.1.1 of the Agreement is hereby amended and restated in its entirety as follows:

            The Closing shall occur on November 14, 2000, through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.

      3.    Section 7.1.2 of the Agreement is hereby deleted.

      4 Except as expressly modified by this Amendment, the Purchase Contract is in full force and effect as originally written.

      5 This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      6 Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                              Seller:

                              DEK ASSOCIATES,

                           a Texas limited partnership

                              By:   Winthrop Growth Investors I Limited
                              Partnership,      a Massachusetts limited
                              partnership, its General      Partner

                                    By:   Two Winthrop Properties, Inc.
                                          a Massachusetts corporation,
                                          its General Partner

                                    By:
                                          Harry Alcock
                                          Executive Vice President

                              Purchaser:

                           BREUNIG REALTY GROUP, INC.,

                               a Texas corporation

                              By:
                                Robert P. Breunig

                                    President

                                                                   Exhibit 17(c)

                                SECOND AMENDMENT

                          TO PURCHASE AND SALE CONTRACT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the 25th day of October, 2000, by and between DEK ASSOCIATES, a Texas limited partnership ("Seller"), and BREUNIG REALTY GROUP, INC., a Texas corporation ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of September 14, 2000, covering certain parcels of real property located in Dallas County, Texas, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was amended and modified by that certain First Amendment to Purchase and Sale Contract, dated as of September 22, 2000, by and between Purchaser and Seller.

      C. Purchaser and Seller desire to amend the Purchase Contract in certain respects, as set forth below.


      D. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. The last two (2) sentences of Section 6.1 of the Purchase Contract are hereby amended and restated in their entirety as follows:

            If Seller gives Purchaser notice (the "Response Notice") that Seller is unable or unwilling to cure any Objection set forth in the Objection Notice, or if Seller fails to or does not give Purchaser a Response Notice, Purchaser may, as its exclusive remedy, elect by written notice to Seller, on or before November 2, 2000, either (a) to accept such title as Seller is able to convey without any reduction or abatement of the Purchase Price, or (b) to terminate this Purchase Contract in which event the Deposit shall be returned to Purchaser. If Purchaser fails to give notice of its election to terminate this Agreement by the above date, Purchaser shall be deemed to have waived such Objections and to have elected to proceed to close the transactions contemplated by this Purchase Contract.

      2 Except as expressly modified by this Amendment, the Purchase Contract is in full force and effect as originally written.

      3 This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      4 Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                              Seller:

                              DEK ASSOCIATES,

                           a Texas limited partnership

                              By:   Winthrop Growth Investors I Limited
                              Partnership,      a Massachusetts limited
                              partnership, its General      Partner

                                    By:   Two Winthrop Properties, Inc.
                                          a Massachusetts corporation,
                                          its General Partner

                                       By:
                                           Harry Alcock
                                           Executive Vice President

                              Purchaser:

                           BREUNIG REALTY GROUP, INC.,

                               a Texas corporation

                              By:
                                  Robert P. Breunig
                                  President

                                                                   Exhibit 17(d)

                                 THIRD AMENDMENT

                          TO PURCHASE AND SALE CONTRACT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the 2nd day of November, 2000, by and between DEK ASSOCIATES, a Texas limited partnership ("Seller"), and BREUNIG REALTY GROUP, INC., a Texas corporation ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of September 14, 2000, covering certain parcels of real property located in Dallas County, Texas, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was amended and modified by that certain First Amendment to Purchase and Sale Contract, dated as of September 22, 2000, by and between Purchaser and Seller.

      C. The Purchase Contract was amended and modified by that certain Second Amendment to Purchase and Sale Contract, dated as of October 25, 2000, by and between Purchaser and Seller.

      D. Purchaser and Seller desire to amend the Purchase Contract in certain respects, as set forth below.


      E. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. The last two (2) sentences of Section 6.1 of the Purchase Contract are hereby amended and restated in their entirety as follows:

            If Seller gives Purchaser notice (the "Response Notice") that Seller is unable or unwilling to cure any Objection set forth in the Objection Notice, or if Seller fails to or does not give Purchaser a Response Notice, Purchaser may, as its exclusive remedy, elect by written notice to Seller, on or before November 7, 2000, either (a) to accept such title as Seller is able to convey without any reduction or abatement of the Purchase Price, or (b) to terminate this Purchase Contract in which event the Deposit shall be returned to Purchaser. If Purchaser fails to give notice of its election to terminate this Agreement by the above date, Purchaser shall be deemed to have waived such Objections and to have elected to proceed to close the transactions contemplated by this Purchase Contract.

      2 Except as expressly modified by this Amendment, the Purchase Contract is in full force and effect as originally written.

      3 This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      4 Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                              Seller:

                              DEK ASSOCIATES,

                           a Texas limited partnership

                              By:   Winthrop Growth Investors I Limited
                              Partnership,      a Massachusetts limited
                              partnership, its General      Partner

                                    By:   Two Winthrop Properties, Inc.
                                          a Massachusetts corporation,
                                          its General Partner

                                       By:
                                           Harry Alcock
                                           Executive Vice President

                              Purchaser:

                           BREUNIG REALTY GROUP, INC.,

                               a Texas corporation

                              By:
                                Robert P. Breunig

                                    President

                                                                   Exhibit 17(e)

                                FOURTH AMENDMENT

                          TO PURCHASE AND SALE CONTRACT

      THIS FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the 9th day of November, 2000, by and between DEK ASSOCIATES, a Texas limited partnership ("Seller"), and BREUNIG REALTY GROUP, INC., a Texas corporation ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of September 14, 2000, covering certain parcels of real property located in Dallas County, Texas, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was amended and modified by that certain First Amendment to Purchase and Sale Contract, dated as of September 22, 2000, by and between Purchaser and Seller.

      C. The Purchase Contract was amended and modified by that certain Second Amendment to Purchase and Sale Contract, dated as of October 25, 2000, by and between Purchaser and Seller.

      D. The Purchase Contract was amended and modified by that certain Third Amendment to Purchase and Sale Contract, dated as of November 2, 2000, by and between Purchaser and Seller.

      E. Purchaser and Seller desire to amend the Purchase Contract in certain respects, as set forth below.


      F. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Section 7.1.1 of the Agreement is hereby amended and restated in its entirety as follows:

            The Closing shall occur on November 30, 2000, through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.

      2 Except as expressly modified by this Amendment, the Purchase Contract is in full force and effect as originally written.

      3 This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      4 Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                              Seller:

                              DEK ASSOCIATES,

                           a Texas limited partnership

                              By:   Winthrop Growth Investors I Limited
                              Partnership,      a Massachusetts limited
                              partnership, its General      Partner

                                    By:   Two Winthrop Properties, Inc.
                                          a Massachusetts corporation,
                                          its General Partner

                                       By:
                                          Harry Alcock
                                          Executive Vice President

                              Purchaser:

                           BREUNIG REALTY GROUP, INC.,

                               a Texas corporation

                              By:
                                Robert P. Breunig

                                    President

                                                                   Exhibit 17(f)

                                 FIFTH AMENDMENT

                          TO PURCHASE AND SALE CONTRACT

      THIS FIFTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the 30th day of November, 2000, by and between DEK ASSOCIATES, a Texas limited partnership ("Seller"), and SUNFLOWER APARTMENTS, LTD., a Texas limited partnership ("Purchaser"), assignee of Breunig Realty Group, Inc., a Texas corporation.

                                    RECITALS:

      A. Seller and Breunig Realty Group Inc., a Texas corporation ("Breunig"), have entered into that certain Purchase and Sale Contract (the "Purchase
Contract") dated as of September 14, 2000, covering certain parcels of real property located in Dallas County, Texas, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was amended and modified by that certain First Amendment to Purchase and Sale Contract, dated as of September 22, 2000, by and between Breunig and Seller.

      C. The Purchase Contract was amended and modified by that certain Second Amendment to Purchase and Sale Contract, dated as of October 25, 2000, by and between Breunig and Seller.

      D. The Purchase Contract was amended and modified by that certain Third Amendment to Purchase and Sale Contract, dated as of November 2, 2000, by and between Breunig and Seller.

      E. The Purchase Contract was amended and modified by that certain Fourth Amendment to Purchase and Sale Contract, dated as of November 9, 2000, by and between Breunig and Seller.

      F. Breunig assigned its interest in the Purchase Contract to Purchaser pursuant to that certain Assignment and Assumption Agreement dated effective as of November 10, 2000.

      G. Purchaser and Seller desire to amend the Purchase Contract in certain respects, as set forth below.


      H. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Section 7.1.1 of the Agreement is hereby amended and restated in its entirety as follows:

            The Closing shall occur on December 6, 2000, through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.

      2 Except as expressly modified by this Amendment, the Purchase Contract is in full force and effect as originally written.

      3 This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      4 Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

            [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                              Seller:

                              DEK ASSOCIATES,

                           a Texas limited partnership

                              By:   Winthrop Growth Investors I Limited
                              Partnership,      a Massachusetts limited
                              partnership, its general      partner

                                    By:   Two Winthrop Properties, Inc.
                                          a Massachusetts corporation,
                                          its general partner

                                       By:
                                          Harry Alcock
                                          Executive Vice President

                              Purchaser:

                           SUNFLOWER APARTMENTS, LTD.,

                           a Texas limited partnership

                              By:   Sunflower Apartments Partners, Inc.,
                                    a Texas corporation, its general partner


                                    By:
                                          Robert P. Breunig
                                          President